SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): January 28, 1999


                              POLAROID CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                          1-4085                       04-1734655
---------------------------------   ----------------------------   ----------------------------
(State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
         Incorporation)                                              Identification Number)

               784 Memorial Drive, Cambridge, Massachusetts 02139
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (781) 386-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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                                                                               2

ITEM 7. Financial Statements and Exhibits

The following exhibit is filed as part of this report and as an exhibit to the Company's Registration Statements on Form S-3 (File Nos. 333-0791 and 333-67647).

12.1 Statement of Computation of Ratio of Earnings to Fixed Charges for the nine months ended September 28, 1997.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


By:     /s/  JUDITH G. BOYNTON
        -----------------------------------------
Name:   Judith G. Boynton
Title:  Executive Vice President and Chief
        Financial Officer


Dated: January 28, 1999

                                  EXHIBIT INDEX

EXHIBIT

12.1 Statement of Computation of Ratio of Earnings to Fixed Charges for the nine months ended September 28, 1997.